UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008

                            WealthCraft Systems Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                     000-51575                  88-0409165
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

Unit A, 9/F, On Hing Building, 1 On Hing Terrace, Central, Hong Kong
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code    +852-3586-8234

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        (Room 1005, 10th Floor, Universal Trade Centre, 3 Arbuthnot Road,
                                 Hong Kong, SAR)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

      On February 15, 2008, WealthCraft Systems Inc. (the "Company") and its President and CEO, Kelly Jay Michael Tallas, entered into a Heads of Agreement (the "Heads of Agreement") with EAB Systems (Australia) Limited ("EABA"). EABA is a joint venture company established by EAB Systems (Hong Kong) Limited ("EAB") and Raw Capital Partners Limited. The Heads of Agreement outlines a strategy to establish an organization to develop Asia's leading provider of technology and information services in the life insurance and wealth management industry in the Asia Pacific region.

      Under the terms of the Agreement, the Company entered into a Master License Agreement (the "License Agreement") pursuant to which the Company will be licensed to distribute products developed by EAB and licensed to EABA exclusively in Australia and New Zealand and worldwide to clients introduced by EABA and its affiliates. The products have been developed for use in the wealth management, insurance and financial services industries. In consideration for the grant of the license, WealthCraft has agreed to issue EABA such number of shares as will result in EABA owning sixty (60) percent of the outstanding capital stock of the Company after giving effect to the issuance and the financing described below.

      The transactions contemplated by the Heads of Agreement and the License Agreement are subject to the Company completing a financing of a minimum of $5 million and a maximum of $20 million at a price that is acceptable to both the Company and EABA, negotiation of other mutually acceptable documentation for the transaction and compliance with all applicable laws and regulations.

      The description of the transactions contemplated by the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

            10.1     Heads of Agreement, dated February 15, 2008.
            10.2     Master License Agreement, dated February 15, 2008.


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WEALTHCRAFT SYSTEMS INC.


Date: March 31, 2008             By: /s/ Kelly Jay Michael Tallas
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                                 Name:  Kelly Jay Michael Tallas
                                 Title: Chairman of the Board,
                                        President and Chief Executive Officer


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